UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2003

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-31468	Not Applicable

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton HM 08
Bermuda

(Address of Principal Executive Offices)
(Zip Code)

(Registrant’s Telephone Number, Including Area Code: (441) 296-5550

Item 9. Regulation FD Disclosure.

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Anthony Taylor, President and Chief Executive Officer of Montpelier Re Holdings Ltd (the "Company"), to the extent 18 U.S.C. 1350 is applicable, hereby certify, to the best of my knowledge, that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 21, 2003 Date	By: /s/ Anthony Taylor Name: Anthony Taylor Title: President and Chief Executive Officer

     I, K. Thomas Kemp, Chief Financial Officer of Montpelier Re Holdings Ltd.(the "Company"), to the extent 18 U.S.C. 1350 is applicable, hereby certify, to the best of my knowledge, that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 21, 2003 Date	By: /s/ K. Thomas Kemp Name: K. Thomas Kemp Title: Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

March 21, 2003	By: /s/ Neil McConachie

Date	Name:	Neil McConachie
	Title:	Financial Controller (chief accounting officer)